UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2005

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

700 Louisiana, Suite 2100
Houston, Texas 77002
(Address of principal executive offices)

(713) 228-0711
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2005, the Board of Directors of Energy Partners, Ltd. (the “Company”), on the recommendation of the Company’s compensation committee, awarded a bonus of $500,000 to Richard A. Bachmann, the Company’s chief executive officer.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2005, the Board of Directors of the Company voted to increase the number of directors of the Company to eleven and elected Phillip A. Gobe, the Company’s president and chief operating officer, to fill the newly-created vacancy.

Mr. Gobe’s compensation agreements with the Company are described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on April 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2005

ENERGY PARTNERS, LTD.

By: /s/ John H. Peper
  John H. Peper
  Executive Vice President,
  General Counsel and Corporate Secretary